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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
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     I consent to the use in this Registration Statement on Form S-1 of my reports dated January 10, 1994 and May 20, 1994 relating to the financial statements of Langworthy Casino Supply and the reference to my firm under the Captions "EXPERTS" in the Prospectus.

                                            /s/ Allen G. Roth

                                                Allen G. Roth

                                                Certified Public Accountant

New York, New York
November 2, 1995